UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its fiscal 2017 annual meeting of shareholders on February 16, 2017 (the "Annual Meeting"). The following proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting:

1.    To elect the following nine director nominees to the Company’s board of directors until the Company’s fiscal 2018 annual meeting of shareholders or until their respective successors are elected and qualified:

Mr. Darren Jensen	Mr. Michael A. Beindorff	Mr. Garry Mauro
Mr. George E. Metzger	Mr. Richard Okumoto	Mr. David Toole
Mr. Raymond B. Greer	Mr. Vinayak R. Hegde	Mr. Darwin K. Lewis

2.    To adopt the Company's 2017 Long-Term Incentive Plan; and

3.    To ratify the selection of WSRP, LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2017.

The proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 4, 2017.

The final voting results of each proposal were as follows:

Proposal 1 – Election of Directors: The Company’s shareholders elected each of the nine director nominees listed above to the Company’s board of directors to serve until the Company’s fiscal 2018 annual meeting of shareholders or until their respective successors are elected and qualified. Votes cast were as follows:

	For	Withhold	Broker Non-Votes
Mr. Darren Jensen	4,609,170	315,496	5,942,743
Mr. Michael A. Beindorff	4,356,788	567,878	5,942,743
Mr. Garry Mauro	4,304,410	620,256	5,942,743
Mr. George E. Metzger	4,586,143	338,523	5,942,743
Mr. Richard Okumoto	4,313,337	611,329	5,942,743
Mr. David Toole	4,411,425	513,241	5,942,743
Mr. Raymond B. Greer	4,568,303	356,363	5,942,743
Mr. Vinayak R. Hegde	4,567,631	357,035	5,942,743
Mr. Darwin K. Lewis	4,568,274	356,392	5,942,743

Proposal 2 – Adoption of the 2017 Long-Term Incentive Plan: The Company’s shareholders approved adoption of the 2017 Long-Term Incentive Plan. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,526,634	348,726	49,306	5,942,743

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm: The Company’s shareholders ratified the selection of WSRP, LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017. Votes cast were as follows:

For	Against	Abstain
10,696,121	67,792	103,496

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2017	LIFEVANTAGE CORPORATION By: /s/ Beatryx Washington Name: Beatryx Washington Title: Senior Vice President, General Counsel, and Corporate Secretary